EXHIBIT D


                         NOTICE OF WITHDRAWAL OF TENDER


                               Regarding Units of


                  ROBECO-SAGE TRITON INSTITUTIONAL FUND, L.L.C.


                   Tendered Pursuant to the Offer to Purchase

                             Dated December 3, 2008



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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

             AT 12:00 MIDNIGHT, EASTERN TIME, ON DECEMBER 31, 2008,
                      AND THIS NOTICE OF WITHDRAWAL MUST BE

             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
               ON DECEMBER 31, 2008, UNLESS THE OFFER IS EXTENDED.

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          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                          Attn: Investor Services Team


                           For additional information:


                              Phone: (610) 676-8725

                               Fax: (484) 676-2346

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Robeco-Sage Triton Institutional Fund, L.L.C.


Ladies and Gentlemen:


         The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Triton Institutional Fund, L.L.C. (the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ___________________.


This tender was in the amount of:


         [ ]  All Units.


         [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $100,000, or such other amount as is determined by the Board of Managers must be maintained in the Fund (the "Required Minimum Balance").)

              $ ____________________________

         [ ] Portion of Units. (Must have a value greater than: $100,000, or such other amount as is determined by the Board of Managers.)


              Number of Units: _____________

         [ ]  All Units in excess of the Required Minimum Balance.


         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund (or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.


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Robeco-Sage Triton Institutional Fund, L.L.C.


SIGNATURE(S).

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
FOR INDIVIDUAL INVESTORS                        FOR OTHER INVESTORS:
AND JOINT TENANTS:


__________________________________________      __________________________________________

Signature                                       Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON INVESTOR CERTIFICATION)


__________________________________________      __________________________________________

Print Name of Investor                          Signature

                                                (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                ON INVESTOR CERTIFICATION)


__________________________________________      __________________________________________

Joint Tenant Signature if necessary             Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON INVESTOR CERTIFICATION)


__________________________________________      __________________________________________

Print Name of Joint Tenant                      Co-signatory if necessary

                                                (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                ON INVESTOR CERTIFICATION)


                                                __________________________________________

                                                Print Name and Title of Co-signatory


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

Date: __________

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